EXHIBIT 24


                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion , his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Orphan Medical, Inc. for the twelve months ended December 31, 1998, and all amendments to such Annual Report on Form 10-K and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                   Signature                                      Date
                   ---------                                      ----

/s/ John Howell Bullion                                       March 1, 1999
-----------------------
John Howell Bullion
  Chairman of the Board, Chief Executive Officer
  & Secretary (Principal Executive Officer)
  and Director

/s/ Michael Greene                                            March 1, 1999
------------------
Michael Greene
  Director

/s/ Julius A. Vida                                            February 22, 1999
------------------
Julius A. Vida
  Director

/s/ W. Leigh Thompson                                         January 23, 1999
---------------------
W. Leigh Thompson
  Director

/s/ William M. Wardell                                        February 12, 1999
----------------------
William M. Wardell
  Director

/s/ Lawrence C. Weaver                                        January 29, 1999
----------------------
Lawrence C. Weaver
  Director